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                                                                  Exhibit No. 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              ____________________

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              ____________________


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


                        100 Wall Street, New York, NY         10005
                  (Address of principal executive offices)  (Zip Code)

                              ____________________


                            For information, contact:
                           Amy Roberts, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2893

                        Carpenter Technology Corporation
               (Exact name of obligor as specified in its charter)

                  Delaware                                  23-0458500
                  (State or other jurisdiction of           (I. R. S. Employer
                  incorporation or organization)            Identification No.)

                  1047 N. Park Road
                  Wyomissing, PA                            19610
                  (Address of principal executive offices)  (Zip Code)

                              ____________________


                              7 5/8% Notes Due 2011
                       (Title of the indenture securities)





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Item 1.        General Information.

          Furnish the following information as to the trustee - -

          (a) Name and address of each examining or supervising authority to which it is subject.

                          Name                                 Address
                          ----                                 -------

                    Comptroller of the Currency                Washington, D. C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.        Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16.        List of Exhibits.

          Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

          Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

          Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

          Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

          Exhibit 5.  Not applicable.

          Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.




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     Exhibit 7. Report of Condition of U.S. Bank Trust National Association,
                as of the close of business on June 30, 2001, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8. Not applicable.

     Exhibit 9. Not applicable.


                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of October, 2001.

                                                U.S. BANK TRUST
                                              NATIONAL ASSOCIATION

                                            By: /s/ Amy S. Roberts
                                               -------------------
                                                    Amy S. Roberts
                                                    Vice President

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                                    Exhibit 7
                                    ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 6/30/2001

                                    ($000's)

                                                                   6/30/2001
                                                                ----------------
Assets
   Cash and Due From Depository Institutions                       $ 71,287
   Fixed Assets                                                         459
   Intangible Assets                                                 52,475
   Other Assets                                                      12,767
                                                                ----------------
      Total Assets                                                 $126,988


Liabilities
   Other Liabilities                                               $ 10,979
                                                                ----------------
   Total Liabilities                                               $ 10,979

Equity
   Common and Preferred Stock                                      $  1,000
   Surplus                                                          120,932
   Undivided Profits                                                (5,9239)
                                                                ----------------
      Total Equity Capital                                         $116,009

Total Liabilities and Equity Capital                               $126,988

________________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Amy S. Roberts
    ------------------
    Vice President

Date: October 11, 2001